UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2010

VAUGHAN FOODS, INC.
(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

216 N.E. 12th Street, Moore, OK 73160
(Address Of Principal Executive Office) (Zip Code)

(405) 794-2530
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

           On September 8, 2010, Vaughan Foods, Inc. (“Vaughan” or the “Company”) entered into a Promissory Note to pay to Herbert B. Grimes $886,037.40 together with interest at the rate of ten percent (10%) per annum, compounded daily. This Promissory Note replaces certain Promissory Note dated July 26, 2010 in the amount of $880,909, and is given in satisfaction of the remaining balance on that Promissory Note dated, June 30, 2010, and is effective as of September 8, 2010.

Item 9.01    Exhibits

Exhibit No.	Description

99.1	Promissory Note, dated September 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: September 10, 2010	By:	/s/ Gene P. Jones
Gene P. Jones
Secretary, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Promissory Note, dated September 8, 2010.	Filed herewith electronically